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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------


         Date of Report (Date of earliest event reported): July 21, 2005
                                                           -------------


                        PROVIDENT BANKSHARES CORPORATION
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       MARYLAND                      0-16421                 52-1518642
       --------                      -------                 ----------
    (State or other               (Commission               (IRS Employer
    jurisdiction of                File Number)           Identification No.)
    incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202
             -----------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (410) 277-7000
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION
                ---------------------------------------------

         On July 21, 2005, Provident Bankshares Corporation announced its financial results for the quarter ended June 30, 2005. The press release announcing financial results for the quarter ended June 30, 2005 is attached as
Exhibit 99.1 and incorporated herein by reference.

         On July 21, 2005, in conjunction with its earnings release, Provident Bankshares Corporation is making available supplemental financial information regarding the Company. As noted in the Company's July 21, 2005 earnings release, the supplemental financial information is also being posted on the Company's website at www.provbank.com. The supplemental financial information includes a comparative analysis of average balances and changes in tax equivalent net interest income and asset quality detail for the covered periods. Also included in the supplemental financial information are the Company's unaudited Consolidated Statement of Income for the three and six months ended June 30, 2005 and 2004 and the unaudited Consolidated Statement of Condition as of June 30, 2005 and 2004 and as of December 31, 2004. The supplemental financial information is filed as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND OTHER EXHIBITS
                ---------------------------------------

                Exhibit 99.1      Press Release dated July 21, 2005
                Exhibit 99.2      Supplemental Financial Information

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PROVIDENT BANKSHARES CORPORATION


                                                /s/ Robert L. Davis
                                                --------------------------------
                                                Robert L. Davis
                                                General Counsel

Date:  July 21, 2005